EXHIBIT 99.1
                                                                   ------------

[GRAPHIC OMITTED]                                                        Movado
[LOGO - MOVADO GROUP INC.]                                                 Ebel
                                                                        Concord
                                                                      ESQ SWISS
                                                                  Coach Watches
                                                         Tommy Hilfiger Watches
                                                              Hugo Boss Watches
                                                          Juicy Couture Watches

CONTACT:     Investor Relations
             Suzanne Rosenberg
             Vice President, Corporate Communications
             201-267-8000

             Financial Dynamics
             Melissa Myron/Rachel Albert
             212-850-5600

-------------------------------------------------------------------------------
FOR IMMEDIATE RELEASE
-------------------------------------------------------------------------------

               MOVADO GROUP, INC. REPORTS THIRD QUARTER RESULTS

         PARAMUS, NJ - DECEMBER 7, 2006 -- MOVADO GROUP, INC. (NYSE: MOV), today announced third quarter and nine-month results for the period ended October 31, 2006.

THIRD QUARTER FISCAL 2007
-------------------------
o Net sales increased $24.5 million, or 17.3%, to $166.3 million from $141.7 million last year. Net sales for the quarter included $12.1 million of excess discontinued product.

o Comparable store sales increased 0.5% at the Company's Movado boutiques versus a 10.6% gain achieved last year.

o Gross profit was $97.9 million, or 58.9% of sales, compared to $86.2 million, or 60.8% of sales last year. Excluding excess discontinued product sales, adjusted gross profit was $97.9 million, or 63.5% of sales.

o Operating profit was $19.8 million versus $19.0 million last year and includes two unusual items:

    o A change in estimate of the Company's reserve for accounts receivable, which resulted in a $6.0 million non-cash charge, or $0.14 per fully diluted share.

    o A $2.2 million gain from an out-of-period adjustment related to foreign currency, or $0.06 per fully diluted share.

o Adjusted operating profit, which excludes those unusual items, was $23.6 million, a 24.0% increase from adjusted operating profit in the year-ago period. (SEE ATTACHED TABLE FOR RECONCILIATION OF GAAP TO NON-GAAP MEASURES.)

o   Net interest expense was $0.2 million versus $1.2 million last year:

    o Interest expense for the quarter was $1.0 million compared to $1.3 million in the year-ago period.

    o Interest income for the quarter was $0.8 million compared to $0.1 million last year.

o An income tax benefit of $2.0 million was recorded in the third quarter compared to income tax expense of $4.7 million, or a 25.0% tax rate, recorded last year. The further utilization of a Swiss net operating loss carryforward (NOL) acquired with the Ebel brand in fiscal 2005 contributed $0.25 to third quarter diluted earnings per share. The Company continues to benefit from the utilization of its NOL and now anticipates a fiscal 2007 tax rate of approximately 5.0%.

o On a reported basis, net income and earnings per share were $21.9 million and $0.82, respectively, versus net income of $14.1 million and earnings per diluted share of $0.54 in the year-ago period.

o Adjusting for unusual items recorded in fiscal 2007 and fiscal 2006, third quarter net income increased 31.9% to $17.2 million from $13.1 million last year, and earnings per diluted share increased 28.0% to $0.64 in the third quarter from $0.50 in the year-ago period. (SEE ATTACHED TABLE FOR RECONCILIATION OF GAAP TO NON-GAAP MEASURES.)

NINE-MONTH RESULTS
------------------
o Net sales increased 13.3% to $390.6 million from $344.8 million last year and included $12.1 million of excess discontinued product sales recorded in the third quarter.

o Comparable store sales increased 5.0% at the Company's Movado boutiques matching a 5.0% gain achieved last year.

o Gross profit was $236.0 million, or 60.4% of sales, compared to $209.0 million, or 60.6% of sales in the year-ago period. Excluding excess discontinued product sales, adjusted gross profit was $236.0 million, or 62.4% of sales.

o Operating profit was $37.3 million versus $33.4 million last year and includes the previously mentioned unusual items recorded in the third quarter of this year.

o Adjusted operating profit, which excludes those unusual items, was $41.1 million, a 22.9% increase over adjusted operating profit in the comparable period last year. (SEE ATTACHED TABLE FOR RECONCILIATION OF GAAP TO NON-GAAP MEASURES.)

o   Net interest expense was $0.6 million versus $2.9 million last year:

    o Interest expense for the nine-month period was $2.8 million compared to $3.1 million in the year-ago period.

    o Interest income for the nine-month period was $2.3 million compared to $0.2 million last year.

o Income tax expense of $1.0 million reflects a 2.8% tax rate in the year-to-date period compared to income tax expense of $7.9 million, or a 25.0% tax rate recorded last year, and reflects the further utilization of the Swiss NOL acquired with the Ebel brand in fiscal 2005.

o On a reported basis, net income and earnings per share were $36.1 million and $1.35, respectively, versus net income of $23.7 million and earnings per diluted share of $0.91 in the year-ago period.

o Adjusting for unusual items recorded in fiscal 2007 and fiscal 2006, net income for the nine-month period increased 33.3% to $30.1 million from $22.6 million last year, and earnings per diluted share increased 29.9% to $1.13 in the nine-month period from $0.87 in the year-ago period. (SEE ATTACHED TABLE FOR RECONCILIATION OF GAAP TO NON-GAAP MEASURES.)

         Efraim Grinberg, President and Chief Executive Officer, commented, "We are very pleased with our performance in the third quarter reflecting the strength of our brands and the consistent execution of our strategies. We continue to see solid momentum across our portfolio, from luxury timepieces to fashion watches, driven by product innovation, dynamic marketing programs and advertising campaigns, and strong marketplace execution."

         Rick Cote, Executive Vice President and Chief Operating Officer, stated, "Our strong financial results and balance sheet speak to the fundamental strength of our business model. Throughout the quarter and year-to-date period, our global team demonstrated strong operating disciplines which translated into expanded gross margins and operating profit growth. During the quarter, we also took advantage of an opportunity to convert discontinued product into cash, thereby improving our inventory mix and driving cash flow. Going forward, we will continue to focus on growing our operating margin through a combination of gross margin improvement and the leveraging of our existing infrastructure."

         On a GAAP basis, Movado Group projects fiscal 2007 diluted earnings per share to range between $1.77 and $1.82 versus GAAP diluted earnings per share of $1.02 recorded in fiscal 2006. Fiscal 2007 GAAP earnings projections are based on an approximate 5% tax rate.

         On an adjusted basis, which excludes the unusual items reconciled in the attached table and which is based on a normalized 25% effective tax rate, the Company's fiscal 2007 diluted earnings per share range of $1.77 to $1.82, translates to a range of $1.45 to $1.50. This represents a 16% to 20% increase from fiscal 2006 adjusted EPS of $1.25, which also excluded unusual items and was based on an effective tax rate of 25%. Included in the Company's fiscal 2007 guidance is an estimated $0.08 per diluted share expense related to equity compensation.

         The Company's management will host a conference call today, December 7th at 10:00 a.m. Eastern Time. A live broadcast of the call will be available on the Company's website: www.movadogroup.com. This call will be archived online within one hour of the completion of the conference call.

Movado Group, Inc. designs, manufactures, and distributes Movado, Ebel, Concord, ESQ, Coach, Tommy Hilfiger, HUGO BOSS and Juicy Couture watches worldwide, and operates Movado boutiques and company stores in the United States. The Company plans to launch LACOSTE watches in the spring of 2007.

IN THIS RELEASE, THE COMPANY PRESENTS CERTAIN ADJUSTED FINANCIAL MEASURES THAT ARE NOT CALCULATED ACCORDING TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES ("GAAP"). THESE NON-GAAP FINANCIAL MEASURES ARE DESIGNED TO COMPLEMENT THE GAAP FINANCIAL INFORMATION PRESENTED IN THIS RELEASE BECAUSE MANAGEMENT BELIEVES THEY PRESENT INFORMATION REGARDING THE COMPANY THAT MANAGEMENT BELIEVES IS USEFUL TO INVESTORS. THE NON-GAAP FINANCIAL MEASURES PRESENTED SHOULD NOT BE CONSIDERED IN ISOLATION FROM OR AS A SUBSTITUTE FOR THE COMPARABLE GAAP FINANCIAL MEASURE.

THE COMPANY IS PRESENTING NET SALES EXCLUDING EXCESS DISCONTINUED PRODUCT SALES (AND GROSS PROFIT EXCLUDING SUCH SALES) BECAUSE THE COMPANY BELIEVES THAT IT IS USEFUL TO INVESTORS TO ELIMINATE THE EFFECT OF THESE UNUSUAL SALES IN ORDER TO IMPROVE THE COMPARABILITY OF THE COMPANY'S RESULTS FOR THE PERIODS PRESENTED.

THE COMPANY PRESENTS ADJUSTED OPERATING PROFIT, WHICH IS OPERATING PROFIT EXCLUDING A NON-CASH CHARGE TO ACCOUNTS RECEIVABLE RESERVE DUE TO A CHANGE IN ESTIMATE AND A ONE-TIME BENEFIT RECORDED FOR AN OUT-OF-PERIOD ADJUSTMENT RELATED TO FOREIGN CURRENCY. THE COMPANY EXCLUDES THE CHARGE TO ACCOUNTS RECEIVABLE RESERVE BECAUSE IT IS A NON-CASH, NON-RECURRING CHARGE. THE COMPANY EXCLUDES THE OUT-OF-PERIOD ADJUSTMENT RELATED TO FOREIGN CURRENCY BECAUSE IT DOES NOT RELATE TO THE PERIODS BEING PRESENTED. MANAGEMENT BELIEVES THAT PRESENTING ADJUSTED OPERATING PROFIT IS USEFUL TO INVESTORS BECAUSE THE EXCLUSION OF NON-RECURRING, NON-CASH CHARGES AND OUT-OF-PERIOD ADJUSTMENTS ENHANCES THE COMPARABILITY OF FISCAL 2007 OPERATING RESULTS WITH FISCAL 2006 OPERATING RESULTS AND GIVES A BETTER INDICATION OF THE GROWTH IN THE COMPANY'S OPERATING PERFORMANCE THAT OCCURRED BETWEEN THE PERIODS COMPARED.

ADJUSTED NET INCOME IS CALCULATED BY EXCLUDING CERTAIN NON-OPERATIONAL AND UNUSUAL ITEMS FROM NET INCOME, SUCH AS A NON-CASH CHARGE TO ACCOUNTS RECEIVABLE RESERVE DUE TO A CHANGE IN ESTIMATE, A ONE-TIME BENEFIT RECORDED FOR AN OUT-OF-PERIOD ADJUSTMENT RELATED TO FOREIGN CURRENCY, A NON-RECURRING GAIN ON THE SALE OF A BUILDING, A LOSS ON DISCONTINUED CURRENCY HEDGE DERIVATIVES AND THE UTILIZATION OF AN ACQUIRED EBEL TAX NET OPERATING LOSS CARRYFORWARD. MANAGEMENT BELIEVES THAT PRESENTING ADJUSTED NET INCOME (AND ADJUSTED NET INCOME PER SHARE) IS USEFUL TO INVESTORS BECAUSE THE EXCLUSION OF NON-OPERATIONAL AND UNUSUAL ITEMS PROVIDES INVESTORS WITH ADDITIONAL INFORMATION REGARDING THE COMPANY'S OPERATING RESULTS AND PERFORMANCE BECAUSE CHANGES IN THE COMPANY'S OPERATIONS MAY BE MASKED BY THOSE UNUSUAL ITEMS. PRESENTATION OF ADJUSTED NET INCOME PROVIDES INVESTORS WITH ANOTHER MEASURE WITH WHICH TO COMPARE THE COMPANY'S FISCAL 2007 OPERATING RESULTS AND ITS FISCAL 2006 OPERATING RESULTS.

THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY HAS TRIED, WHENEVER POSSIBLE, TO IDENTIFY THESE FORWARD-LOOKING STATEMENTS USING WORDS SUCH AS "EXPECTS," "ANTICIPATES," "BELIEVES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "SEEKS," "ESTIMATES," "MAY," "WILL," "SHOULD" AND SIMILAR EXPRESSIONS. SIMILARLY, STATEMENTS IN THIS PRESS RELEASE THAT DESCRIBE THE COMPANY'S BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS ARE ALSO FORWARD-LOOKING STATEMENTS. ACCORDINGLY, SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS AND LEVELS OF FUTURE DIVIDENDS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN, OR IMPLIED BY, THESE STATEMENTS. THESE RISKS AND UNCERTAINTIES MAY INCLUDE, BUT ARE NOT LIMITED TO: THE COMPANY'S ABILITY TO SUCCESSFULLY INTRODUCE AND SELL NEW PRODUCTS, THE COMPANY'S ABILITY TO SUCCESSFULLY INTEGRATE THE OPERATIONS OF NEWLY ACQUIRED AND/OR LICENSED BRANDS WITHOUT DISRUPTION TO ITS OTHER BUSINESS ACTIVITIES, CHANGES IN CONSUMER DEMAND FOR THE COMPANY'S PRODUCTS, RISKS RELATING TO THE FASHION AND RETAIL INDUSTRY, IMPORT RESTRICTIONS, COMPETITION, SEASONALITY, COMMODITY PRICE AND EXCHANGE RATE FLUCTUATIONS, CHANGES IN LOCAL OR GLOBAL ECONOMIC CONDITIONS, AND THE OTHER FACTORS DISCUSSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE STATEMENTS REFLECT THE COMPANY'S CURRENT BELIEFS AND ARE BASED UPON INFORMATION CURRENTLY AVAILABLE TO IT. BE ADVISED THAT DEVELOPMENTS SUBSEQUENT TO THIS PRESS RELEASE ARE LIKELY TO CAUSE THESE STATEMENTS TO BECOME OUTDATED WITH THE PASSAGE OF TIME.

                              (Tables to follow)

                              MOVADO GROUP, INC.
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                      -----------------------------           -----------------------------
                                                            THREE MONTHS ENDED                      NINE MONTHS ENDED
                                                               OCTOBER 31,                             OCTOBER 31,
                                                      -----------------------------           -----------------------------
                                                        2006                 2005                2006               2005
                                                      ---------           ---------           ---------           ---------
Net sales                                             $ 166,272           $ 141,736           $ 390,604           $ 344,818

Cost of sales                                            68,370              55,563             154,600             135,821
                                                      ---------           ---------           ---------           ---------

Gross profit                                             97,902              86,173             236,004             208,997

Selling, general and administrative expenses             78,123              67,163             198,717             175,563
                                                      ---------           ---------           ---------           ---------

Operating profit                                         19,779              19,010              37,287              33,434

Other income, net                                           374               1,008                 374               1,008
Interest expense                                           (987)             (1,292)             (2,849)             (3,090)
Interest income                                             753                  84               2,260                 189
Minority interest                                             2                  --                  66                  --
                                                      ---------           ---------           ---------           ---------

Income before income taxes                               19,921              18,810              37,138              31,541

Income tax                                               (1,964)              4,702               1,049               7,885
                                                      ---------           ---------           ---------           ---------

Net income                                            $  21,885           $  14,108           $  36,089           $  23,656
                                                      =========           =========           =========           =========

Net income per diluted share                          $    0.82           $    0.54           $    1.35           $    0.91
Shares used in per share computation                     26,799              26,211              26,659              26,123

                              MOVADO GROUP, INC.
                             RECONCILIATION TABLES
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                    -----------------------------             -----------------------------
                                                          THREE MONTHS ENDED                        NINE MONTHS ENDED
                                                             OCTOBER 31,                                OCTOBER 31,
                                                    -----------------------------             -----------------------------
                                                      2006                  2005                2006                 2005
                                                    --------             --------             --------             --------
Operating Profit (GAAP)                             $ 19,779             $ 19,010             $ 37,287             $ 33,434
A/R Reserve Adjustment (1)                             6,000                   --                6,000                   --
Out-of-Period FX Adjustment (2)                       (2,211)                  --               (2,211)                  --
                                                    --------             --------             --------             --------
Adjusted Operating Profit (Non-GAAP)                $ 23,568             $ 19,010             $ 41,076             $ 33,434
                                                    ========             ========             ========             ========


                                                    -----------------------------             -----------------------------
                                                          THREE MONTHS ENDED                        NINE MONTHS ENDED
                                                             OCTOBER 31,                                OCTOBER 31,
                                                    -----------------------------             -----------------------------
                                                      2006                  2005                2006                 2005
                                                    --------             --------             --------             --------
Net Income (GAAP)                                   $ 21,885             $ 14,108             $ 36,089             $ 23,656
A/R Reserve Adjustment (1)                             3,706                   --                3,706                   --
Out-of-Period FX Adjustment (2)                       (1,729)                  --               (1,729)                  --
Gain on Sale of Building (3)                              --               (2,057)                  --               (2,057)
Currency Loss (4)                                         --                1,002                   --                1,002
NOL Utilization (5)                                   (6,647)                  --               (7,938)                  --
                                                    --------             --------             --------             --------
Adjusted Net Income (Non-GAAP)                      $ 17,215             $ 13,053             $ 30,128             $ 22,601
                                                    ========             ========             ========             ========

Number of shares outstanding                          26,799               26,211               26,659               26,123
Adjusted Net Income per share (Non-GAAP)            $   0.64             $   0.50             $   1.13             $   0.87

(1) Non-cash charge to accounts receivable reserve due to a change in estimate.
(2) One-time benefit recorded for an out-of-period adjustment related to foreign currency.
(3)  Gain of sale on building acquired with Ebel.
(4)  Loss on discontinued foreign currency hedge derivatives.
(5)  Utilization of acquired Ebel tax net operating loss carryforwards.

                              MOVADO GROUP, INC.
                          CONSOLIDATED BALANCE SHEETS
                                (in thousands)
                                  (Unaudited)

                                                      OCTOBER 31,          JANUARY 31,         OCTOBER 31,
                                                          2006                 2006               2005
                                                      -----------          -----------         -----------
ASSETS

       Cash and cash equivalents                        $ 79,908            $123,625            $ 56,064
       Trade receivables, net                            159,010             106,619             144,975
       Inventories                                       207,709             198,582             208,943
       Other                                              33,740              26,319              27,603
                                                        --------            --------            --------
           Total current assets                          480,367             455,145             437,585
                                                        --------            --------            --------

       Property, plant and equipment, net                 53,339              52,168              51,706
       Other assets                                       47,058              39,373              37,846
                                                        --------            --------            --------
                                                        $580,764            $546,686            $527,137
                                                        ========            ========            ========

LIABILITIES AND SHAREHOLDERS' EQUITY


       Loans payable to banks                           $      0            $      0            $ 44,000
       Current portion of long-term debt                   5,000               5,000                  --
       Accounts payable                                   35,948              33,120              32,497
       Accrued liabilities                                52,465              42,268              57,620
       Deferred and current taxes payable                  7,634               8,227               7,055
                                                        --------            --------            --------
           Total current liabilities                     101,047              88,615             141,172
                                                        --------            --------            --------

       Long-term debt                                     82,435             104,955              45,000
       Deferred and non-current income taxes              11,050              11,947               9,741
       Other liabilities                                  21,714              19,491              17,629
       Minority interest                                     244                  --                  --
       Shareholders' equity                              364,274             321,678             313,595
                                                        --------            --------            --------
                                                        $580,764            $546,686            $527,137
                                                        ========            ========            ========